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                                                               Exhibit 10(e)
                                                              EXECUTION COPY


                               AMENDMENT NO. 4

                  AMENDMENT NO. 4 (this "Amendment No. 4") dated as of
                                         ---------------
September 29, 2003 between:

                  SOLUTIA INC., a Delaware corporation (the "Company"); and
                                                             -------

                  CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
 --------------------

                  The Company, certain lenders (the "Lenders"), Bank of
                                                     -------
America, N.A., as syndication agent (the "Syndication Agent"), and the
                                          -----------------
Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 25, 2002 (as heretofore amended, the "Credit
                                                                 ------
Agreement"). The parties hereto desire to amend the Credit Agreement in
---------
certain respects and, in that connection, the Administrative Agent has been granted authority by the Majority Lenders (as defined in the Credit Agreement) to execute and deliver this Amendment No. 4. Accordingly, the Company, and the Administrative Agent on behalf of the Majority Lenders, hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in
                             -----------
this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendment. Subject to the conditions specified
                             ---------
in Section 4 hereof, but effective as of the date hereof, Sections 6.03(a) and 6.03(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) Debt to Adjusted EBITDA Ratio. The Company will not
                       -----------------------------
         permit the Debt to Adjusted EBITDA Ratio to exceed the following ratios at any time during the following respective periods:

                             Period                               Ratio
                             ------                               -----

                  From the Restatement Date
                    through December 30, 2002                   5.00 to 1

                  From December 31, 2002
                    up to the Applicable Date                   5.00 to 1

                  From the Applicable Date
                    through June 29, 2003                       4.00 to 1

                  From June 30, 2003
                    through October 8, 2003                     5.00 to 1


                              Amendment No. 4
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                                   - 2 -



                  From October 9, 2003
                    through December 30, 2003                   3.75 to 1

                  From December 31, 2003
                    through March 30, 2004                      3.50 to 1

                  From March 31, 2004
                    and at all times thereafter                 3.25 to 1

                  (b) Interest Coverage Ratio. The Company will not permit
                      -----------------------
         the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                           Period                                  Ratio
                           ------                                  -----

                  From June 30, 2002
                    through December 30, 2002                    2.50 to 1

                  From December 31, 2002
                    through March 30, 2003                       2.00 to 1

                  From March 31, 2003
                    through June 29, 2003                        1.50 to 1

                  From June 30, 2003
                    through October 8, 2003                      1.25 to 1

                  From October 9, 2003
                    through December 30, 2003                    1.75 to 1

                  From December 31, 2003
                    through March 30, 2004                       2.00 to 1

                  From March 31, 2004
                    and at all times thereafter                  2.50 to 1"

                  Section 3. Representations and Warranties. The Company
                             ------------------------------
hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties contained in the Credit Agreement (giving effect to all amendments thereto contemplated hereunder) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and


                              Amendment No. 4
                              ---------------

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                                   - 3 -

                  (b) after giving effect to this Amendment No. 4, no event has occurred and is continuing that constitutes a Default or an Event of Default.

                  Section 4. Conditions Precedent. As provided in Section 2,
                             --------------------
the amendment to the Credit Agreement set forth in Section 2 are subject to, and will become effective upon, the satisfaction of the following conditions precedent (including, with respect to each document required below to be delivered, that the Administrative Agent shall have received each such document, which shall be satisfactory in form and substance to the Administrative Agent):

                  (a) Execution. This Amendment No. 4 shall have been duly
                      ---------
         executed and delivered by the Company and the Administrative Agent as provided on the signature pages hereof.

                  (b) Certain Consents and Authorizations. The requisite
                      -----------------------------------
         lenders under the Astaris Credit Agreement, to the extent necessary under the Astaris Guaranty Agreement, shall have executed and delivered a consent to the transactions contemplated hereby pursuant to an instrument in form and substance satisfactory to the Administrative Agent.

                  (c) Other Documents. The Administrative Agent shall have
                      ---------------
         received such other documents as the Administrative Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, may reasonably request.

                  Section 5. Miscellaneous. Except as herein provided, the
                             -------------
Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.


                              Amendment No. 4
                              ---------------

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                                   - 4 -



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  SOLUTIA INC.



                                  By: /s/ Kevin Wilson
                                      ----------------
                                      Name:  Kevin Wilson
                                      Title: Vice President and Treasurer



                                  CITIBANK, N.A., as Administrative Agent
                                       and on behalf of the Majority Lenders



                                  By: /s/ James N. Simpson
                                      --------------------
                                      Name:  James N. Simpson
                                      Title: Vice President
                                             Citibank, N.A.






                              Amendment No. 4
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